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                                                            Exhibit 10(i)(2)


                      [DEPARTMENT OF THE NAVY LETTERHEAD]


                                                             IN REPLY REFER TO

                                                        5870
                                                        Ser OOCCIP/1098
                                                        September 24, 1993

Ms. Karen Lausten
U.S. Alcohol Testing of America, Inc.
10410 Trademark Street
Rancho Cucamonga, California 91730

                                Re:  Flow Immunosensor License

Dear Ms. Lausten:

        The Amended Sublicense Agreement dated September 23, 1993 between U.S. Alcohol Testing of America, Inc. and U.S. Drug Testing, Inc. has been reviewed and is approved on behalf of the Department of the Navy.


                                Sincerely,


                                /s/ William C. Garvert

                                William C. Garvert
                                Deputy Counsel (Intellectual Property)



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